Exhibit 10.3

SUMMARY OF TERMS

FOR CHENIERE ENERGY, INC.

INCENTIVE COMPENSATION PLAN FOR

EXECUTIVE COMMITTEE MEMBERS AND OTHER KEY EMPLOYEES

May 25, 2007

Company	Cheniere Energy, Inc. (the “Company”)

Participants	Members of the Company’s Executive Committee as well as other key employees of the Company and its subsidiaries who, upon recommendation by management, are designated from time to time as Participants in the Plan by the Compensation Committee of the Company’s Board of Directors or any subcommittee thereof (the “Committee”).

2007 Incentive Compensation Plan

Performance Equity	The Committee may grant Phantom Stock to Participants as set forth on Schedule A attached hereto pursuant to the terms of the 2007 Phantom Stock Grant attached hereto as Schedule B, the Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan (the “2003 Plan”) and as described below.

Performance Period and Stock Hurdle:	The Phantom Stock shall be payable if the following Stock Price Hurdle is met for the Performance Period:
	Performance Period	Stock Price Hurdle
	January 1, 2007 – December 31, 2007	$33.57

Achievement of the Stock Price Hurdle will be calculated based on the average closing price of the Company’s common stock as reported on the American Stock Exchange for the last 20 trading days of the Performance Period.

If the Stock Price Hurdle is not met at the end of the Performance Period, the Phantom Stock will still be payable in the event the Stock Price Hurdle is achieved during the last 20 trading days of 2008, 2009 or 2010, as calculated above.

Pursuant to Section 8.2(e) of the 2003 Plan, as soon as practicable following the Performance Period (or, if applicable, following the end of fiscal year 2008, 2009 or 2010), the Committee shall certify in writing the achievement of the Stock Price Hurdle (the “Certification of Achievement of Stock Price Hurdle”). A Participant shall only become entitled to a payment hereunder if such Participant is employed by the Company or a subsidiary on the date of the Committee’s Certification of Achievement of Stock Price Hurdle, or earlier, on the date of a Change of Control (as defined herein). Such Participants shall be paid within 10 business days following such Certification of Achievement of Stock Price Hurdle (or Change of Control).

Payment:	The Participant shall receive one share of Company common stock for each share of Phantom Stock. At the Committee’s sole discretion, the Participant may receive cash in lieu of common stock for all or a portion of the Phantom Stock.

Tax:	The Company shall withhold the necessary number of shares of common stock in order to satisfy any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company. Upon advance notice to the Company, the Participant may provide payment of any tax amount in cash or by check payable and acceptable to the Company.

Change of Control:	In the event of a Change of Control as defined in subsections (ii) and (iii) of the definition of “Change of Control” under the 2003 Plan, the Phantom Stock shall be payable to Participants who are employed by the Company or a subsidiary on the date of such Change of Control if the consideration to be paid to stockholders for each share of the Company’s common stock in connection with such Change of Control is equal to or exceeds $33.57. In the event of a Change of Control as defined in subsections (i) and (iv) of the definition of “Change of Control” under the 2003 Plan, the Phantom Stock shall be payable to Participants who are employed by the Company or a subsidiary on the date of such Change of Control if the closing price of the Company’s common stock as reported on the American Stock Exchange on the effective date of such Change of Control is equal to or exceeds $33.57. Such Participants shall be paid within 10 business days following such Change of Control.

Termination and Forfeiture:	Phantom Stock that is not payable on the date of termination of the Participant’s employment or other service with the Company for any reason will not be payable and will be automatically forfeited and cancelled without further action. Any Phantom Stock which is not payable following fiscal year 2010 shall be automatically forfeited and cancelled without further action.

2008 – 2010 Incentive Compensation Plan

Plan Components	(i) Cash Pool (ii) Performance Equity

Cash Pool

EBTD Hurdle:	In the event the Company’s earnings before taxes and depreciation (“EBTD”) for a fiscal year, taking into account any bonus accruals, is greater than 75% of the budget approved by the Company’s Board of Directors for such fiscal year and subject to the sole discretion of the Committee, the Committee may fund the pool in an amount equal to 3% of EBTD for the applicable year.

Allocation:

No later than 90 days after the beginning of each plan year, the Committee shall approve, in its sole discretion based on a recommendation from management, the allocation of any payments to be made to Participants following the end of the applicable plan year. The Committee shall retain the discretion to decrease, but not increase, the amount payable to any Participant following the end of the plan year, provided that no amounts may be reallocated to other Participants.

Payment:	Pursuant to Section 8.2(e) of the 2003 Plan, as soon as practicable following the plan year, the Committee shall certify in writing the achievement of the EBTD Hurdle (the “Certification of Achievement of EBTD Hurdle”) and the amount payable to each Participant. A Participant shall only become entitled to a payment hereunder if such Participant is employed by the Company or a subsidiary on the date of the Committee’s Certification of Achievement of EBTD Hurdle. Such Participants shall be paid within 10 business days following such Certification of EBTD Hurdle.

Performance Equity	The Committee may grant Phantom Stock to Participants as set forth on Schedule C attached hereto pursuant to the terms of the Phantom Stock Grant attached hereto as Schedule D, the 2003 Plan and as described below.

Performance Period and Stock Price Hurdle:	One-third of the Phantom Stock is payable annually (the “Annual Tranche”) if the following Stock Price Hurdles are met for the applicable Performance Periods:

	Performance Period	Stock Price Hurdle
	January 1, 2008 – December 31, 2008	$42.00
	January 1, 2009 – December 31, 2009	$50.00
	January 1, 2010 – December 31, 2010	$60.00

Achievement of the Stock Price Hurdle will be calculated based on the average closing price of the Company’s common stock as reported on the American Stock Exchange for the last 20 trading days of the applicable Performance Period.

Any Annual Tranche not payable following the applicable Performance Period may be payable following any future Performance Period provided the Stock Price Hurdle applicable to such Annual Tranche is achieved as calculated above.

Pursuant to Section 8.2(e) of the 2003 Plan, as soon as practicable following each Performance Period, the Committee shall certify in writing the achievement of the Stock Price Hurdle (the “Certification of Achievement of Stock Price Hurdle”). A Participant shall only become entitled to a payment hereunder if such Participant is employed by the Company or a subsidiary on the date of the Committee’s Certification of Achievement of Stock Price Hurdle, or earlier, on the date of a Change of Control (as defined herein). Such Participants shall be paid within 10 business days following such Certification of Achievement of Stock Price Hurdle (or Change of Control).

Payment:	The Participant shall receive one share of Company common stock for each share of Phantom Stock which is payable. At the Committee’s sole discretion, the Participant may receive cash in lieu of common stock for all or a portion of the Phantom Stock.

Tax:	The Company shall withhold the necessary number of shares of common stock in order to satisfy any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company. Upon advance notice to the Company, the Participant may provide payment of any tax amount in cash or by check payable and acceptable to the Company.

Change of Control:	In the event of a Change of Control as defined in subsections (ii) and (iii) of the definition of “Change of Control” under the 2003 Plan, any outstanding Annual Tranche shall be payable to Participants who are employed by the Company or a subsidiary on the date of such Change of Control if the consideration to be paid to stockholders for each share of the Company’s common stock in connection with such Change of Control is equal to or exceeds the Stock Price Hurdle applicable to such Annual Tranche. In the event of a Change of Control as defined in subsections (i) and (iv) of the definition of “Change of Control” under the 2003 Plan, any outstanding Annual Tranche shall be payable to Participants who are employed by the Company or a subsidiary on the date of such Change of Control if the closing price of the Company’s common stock as reported on the American Stock Exchange on the effective date of such Change of Control is equal to or exceeds the Stock Price Hurdle applicable to such Annual Tranche. Such Participants shall be paid within 10 business days following such Change of Control.

Termination and Forfeiture:	Phantom Stock that is not payable on the date of termination of the Participant’s employment or other service with the Company for any reason will not be payable and will be automatically forfeited and cancelled without further action. Any Phantom Stock which is not payable following the final Performance Period shall be automatically forfeited and cancelled without further action.

SCHEDULE A

PHANTOM STOCK GRANTS

2007 INCENTIVE COMPENSATION PLAN

Position	No. of Shares of Phantom Stock
Chief Executive Officer	100,000
Chief Operating Officer	66,000
Senior Vice Presidents[1]	37,000
Other Key Employees	25,000

[1]	Includes the Vice Chairman and any Executive Director of a subsidiary of the Company serving on the Company’s Executive Committee.

SCHEDULE B

FORM OF 2007 PHANTOM STOCK GRANT

CHENIERE ENERGY, INC.

AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN

2007 PHANTOM STOCK GRANT

1. Grant of Phantom Stock. Cheniere Energy, Inc., a Delaware corporation (the “Company”), hereby grants to                      (“Participant”)                      (                    ) shares of phantom stock (the “Phantom Stock”), subject to the conditions described in this grant of Phantom Stock (the “Grant”) and in the Company’s Amended and Restated 2003 Stock Incentive Plan (the “Plan”). The Phantom Stock is granted effective as of the      day of                     .

2. Transferability. The Phantom Stock is not transferable except pursuant to a domestic relations order of the court in a divorce proceeding. No right or benefit hereunder shall in any manner be subject to any debts, contracts, liabilities, or torts of Participant.

3. Phantom Stock Payment. The Phantom Stock is eligible for payment at the end of fiscal year 2007 (the “Performance Period”) in the event the Company’s common stock, $.003 par value per share (“Common Stock”), is equal to or exceeds $33.57 calculated based on the average closing price of the Company’s Common Stock as reported on the American Stock Exchange for the last 20 trading days of the year (the “Stock Price Hurdle”), or earlier, on the date of a Change of Control (as defined below). In the event the Stock Price Hurdle is attained, the Compensation Committee of the Company’s Board of Directors or a subcommittee thereof (the “Committee”) shall certify in writing as soon as practicable after the end of the Performance Period the achievement of the Stock Price Hurdle. The Participant shall only be entitled to payment if he/she is employed by the Company or any subsidiary on the date the Committee certifies achievement of the Stock Price Hurdle, or earlier, on the date of a Change of Control (as defined below). The Participant shall be entitled to payment within 10 business days following such certification, but, pursuant to 409A of the Internal Revenue Code, not later than December 31 of such year. The Participant shall receive one share of Common Stock for each share of Phantom Stock less the necessary number of shares of Common Stock to be withheld by the Company in order to satisfy the tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company, provided that upon advance notice to the Company, the Participant may provide payment of any tax amount in cash or by check payable and acceptable to the Company. The Committee may, in its sole discretion, authorize payment of the Phantom Stock, or a portion thereof, in cash.

In the event the Stock Price Hurdle is not attained at the end of the Performance Period, the Phantom Stock shall be eligible for payment at the end of fiscal years 2008, 2009 or 2010, provided the Stock Price Hurdle is attained. Any Phantom Stock which has not become payable as provided above following the expiration of fiscal year 2010 shall be automatically forfeited and cancelled without further action.

4. Change of Control. In the event of a Change of Control as defined in subsections (ii) and (iii) of the definition of “Change of Control” under the 2003 Plan, the Phantom Stock shall be payable to the Participant only if he or she is employed by the Company or a subsidiary on the date of such Change of Control and if the consideration to be paid to stockholders for each share of Common Stock in connection with such Change of Control is equal to or exceeds $33.57. In the event of a Change of Control as defined in subsections (i) and (iv) of the definition of “Change of Control” under the 2003 Plan, the Phantom Stock shall be payable to the Participant only if he or she is employed by the Company or a subsidiary on the date of such Change of Control and if the closing price of the Common Stock as reported on the American Stock Exchange on the effective date of such Change of Control is equal to or exceeds $33.57. The Participant will be entitled to payment within 10 business days following such Change of Control, but, pursuant to 409A of the Internal Revenue Code, not later than December 31 of such year.

5. Termination of Employment. A Participant shall forfeit all rights pursuant to this Grant in the event such Participant’s employment or other service with the Company or any subsidiary is terminated for any reason prior to the earlier of the Committee’s certification under Paragraph 3 or a Change of Control.

6. Ownership Rights. The Participant shall not have any of the rights of a stockholder with respect to the Phantom Stock, including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares.

7. Reorganization of the Company. The existence of this Grant shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; any merger or consolidation of the Company; any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Phantom Stock or the rights thereof; the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

8. Recapitalization Events. In the event of stock dividends, spin-offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events involving the Company (“Recapitalization Events”), then for all purposes references herein to Common Stock (including the Stock Price Hurdle) or to Phantom Stock shall mean and include all securities or other property (other than cash) that holders of Common Stock of the Company are entitled to receive in respect of Common Stock by reason of each successive Recapitalization Event, which securities or other property (other than cash) shall be treated in the same manner and shall be subject to the same restrictions as the underlying Phantom Stock.

9. Certain Restrictions. By executing this Grant, Participant acknowledges that he or she has received a copy of the Plan and agrees that Participant will enter into such written representations, warranties and agreements and execute such documents as the Company may reasonably request in order to comply with the securities laws or any other applicable laws, rules or regulations, or with this document or the terms of the Plan.

10. Amendment and Termination. No amendment or termination of this Grant shall be made by the Company at any time without the written consent of Participant.

11. No Guarantee of Tax Consequences. The Company makes no commitment or guarantee to Participant that any federal or state tax treatment will apply or be available to any person eligible for benefits under this Grant.

12. Severability. In the event that any provision of this Grant shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable and shall not affect the remaining provisions of this Grant, and the Grant shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never been included herein.

13. Governing Law. The Grant shall be construed in accordance with the laws of the State of Delaware, without regard to any principles of conflicts of law, to the extent that federal law does not supersede and preempt Delaware law.

14. Definitions and Other Terms. All capitalized terms used herein shall have the meanings set forth in the Plan unless otherwise provided herein.

Executed the      day of                     , 2007.

COMPANY:

By:

Accepted the      day of                     , 2007.

PARTICIPANT:

By:

Address:

SCHEDULE C

PHANTOM STOCK GRANTS

2008 – 2010 INCENTIVE COMPENSATION PLAN

Position	Aggregate No. of Shares of Phantom Stock
Chief Executive Officer	300,000
Chief Operating Officer	198,000
Senior Vice Presidents[2]	111,000
Other Key Employees	75,000

[2]	Includes the Vice Chairman of the Company and any Executive Director of a subsidiary of the Company serving on the Company’s Executive Committee.

SCHEDULE D

FORM OF 2008 – 2010 PHANTOM STOCK GRANT

CHENIERE ENERGY, INC.

AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN

2008 – 2010 PHANTOM STOCK GRANT

1. Grant of Phantom Stock. Cheniere Energy, Inc., a Delaware corporation (the “Company”), hereby grants to                      (“Participant”)                      (                    ) shares of phantom stock (the “Phantom Stock”), subject to the conditions described in this grant of Phantom Stock (the “Grant”) and in the Company’s Amended and Restated 2003 Stock Incentive Plan (the “Plan”). The Phantom Stock is granted effective as of the              day of                     .

2. Transferability. The Phantom Stock is not transferable except pursuant to a domestic relations order of the court in a divorce proceeding. No right or benefit hereunder shall in any manner be subject to any debts, contracts, liabilities, or torts of Participant.

3. Phantom Stock Payment. One-third of the Phantom Stock (the “Annual Tranche”) is eligible for payment at the end of each annual Performance Period upon the attainment of certain Stock Price Hurdles, each as set forth on Exhibit A attached hereto. In the event the Stock Price Hurdle for a Performance Period is attained, the Compensation Committee of the Company’s Board of Directors or a subcommittee thereof (the “Committee”) shall certify in writing as soon as practicable after the end of the Performance Period the achievement of the Stock Price Hurdle or earlier, on the date of a Change of Control (as defined below). The Participant shall only be entitled to payment if he/she is employed by the Company or any subsidiary on the date the Committee certifies achievement of the Stock Price Hurdle, or earlier, on the date of a Change of Control (as defined below). The Participant shall be entitled to payment within 10 business days following such certification, but, pursuant to 409A of the Internal Revenue Code, not later than December 31 of such year. The Participant shall receive one share of the Company’s common stock, $.003 par value per share (“Common Stock”), for each share of Phantom Stock comprising the Annual Tranche applicable to the Performance Period less the necessary number of shares of Common Stock to be withheld by the Company in order to satisfy the tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company, provided that upon advance notice to the Company, the Participant may provide payment of any tax amount in cash or by check payable and acceptable to the Company. The Committee may, in its sole discretion, authorize payment of the Phantom Stock, or a portion thereof, in cash.

In the event the Stock Price Hurdle for any applicable Performance Period is not attained, the Phantom Stock comprising the Annual Tranche applicable to such Performance Period shall be eligible for payment at the end of any future Performance Period, provided the Stock Price Hurdle applicable to such Annual Tranche is attained. Any Phantom Stock which has not become payable as provided above following the expiration of the final Performance Period shall be automatically forfeited and cancelled without further action.

4. Change of Control. In the event of a Change of Control as defined in subsections (ii) and (iii) of the definition of “Change of Control” under the 2003 Plan, any outstanding Annual Tranche shall be payable to the Participant only if he or she is employed by the Company or a subsidiary on the date of such Change of Control and if the consideration to be paid to stockholders for each share of the Common Stock in connection with such Change of Control is equal to or exceeds the Stock Price Hurdle applicable to such Annual Tranche. In the event of a Change of Control as defined in subsections (i) and (iv) of the definition of “Change of Control” under the 2003 Plan, any outstanding Annual Tranche shall be payable to the Participant only if he or she is employed by the Company or a subsidiary on the date of such Change of Control and if the closing price of the Common Stock as reported on the American Stock Exchange on the effective date of such Change of Control is equal to or exceeds the Stock Price Hurdle applicable to such Annual Tranche. The Participant will be entitled to payment within 10 business days following such Change of Control, but, pursuant to 409A of the Internal Revenue Code, not later than December 31 of such year.

5. Termination of Employment. A Participant shall forfeit all rights pursuant to this Grant in the event such Participant’s employment or other service with the Company or any subsidiary is terminated for any reason prior to the earlier of the Committee’s certification under Paragraph 3 or a Change of Control.

6. Ownership Rights. The Participant shall not have any of the rights of a stockholder with respect to the Phantom Stock, including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares.

7. Reorganization of the Company. The existence of this Grant shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; any merger or consolidation of the Company; any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Phantom Stock or the rights thereof; the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

8. Recapitalization Events. In the event of stock dividends, spin-offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events involving the Company (“Recapitalization Events”), then for all purposes references herein to Common Stock (including the Stock Price Hurdle) or to Phantom Stock shall mean and include all securities or other property (other than cash) that holders of Common Stock of the Company are entitled to receive in respect of Common Stock by reason of each successive Recapitalization Event, which securities or other property (other than cash) shall be treated in the same manner and shall be subject to the same restrictions as the underlying Phantom Stock.

9. Certain Restrictions. By executing this Grant, Participant acknowledges that he or she has received a copy of the Plan and agrees that Participant will enter into such written representations, warranties and agreements and execute such documents as the Company may reasonably request in order to comply with the securities laws or any other applicable laws, rules or regulations, or with this document or the terms of the Plan.

10. Amendment and Termination. No amendment or termination of this Grant shall be made by the Company at any time without the written consent of Participant.

11. No Guarantee of Tax Consequences. The Company makes no commitment or guarantee to Participant that any federal or state tax treatment will apply or be available to any person eligible for benefits under this Grant.

12. Severability. In the event that any provision of this Grant shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable and shall not affect the remaining provisions of this Grant, and the Grant shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never been included herein.

13. Governing Law. The Grant shall be construed in accordance with the laws of the State of Delaware, without regard to any principles of conflicts of law, to the extent that federal law does not supersede and preempt Delaware law.

14. Definitions and Other Terms. All capitalized terms used herein shall have the meanings set forth in the Plan unless otherwise provided herein.

Executed the      day of                     , 2007

COMPANY:

By:

Accepted the      day of                     , 2007

PARTICIPANT:

Address:

Exhibit A

Payment of Phantom Stock

Phantom Stock (“Annual Tranche”)	Performance Period	Stock Price Hurdle*
	January 1, 2008 – December 31, 2008	$42.00
	January 1, 2009 – December 31, 2009	$50.00
	January 1, 2010 – December 31, 2010	$60.00
Total:

*	Except as provided in Section 4 of the Grant, achievement of the Stock Price Hurdle will be calculated based on the average closing price of the Company’s Common Stock as reported on the American Stock Exchange for the last 20 trading days of the applicable Performance Period.